UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2022 (July 27, 2022)
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 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
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Delaware			001-34972	26-2634160
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive,	McLean,	Virginia		22102
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 27, 2022 at the annual meeting of stockholders (the “Annual Meeting”) of Booz Allen Hamilton Holding Corporation (the “Company”), the holders of the Company’s Class A common stock approved the adoption of the sixth amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to permit stockholders who hold not less than 25% of the outstanding shares of common stock of the company to call special meetings of stockholders.
On July 29, 2022, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in the form previously attached to, and as described in, the Company’s proxy statement, dated June 16, 2022, in connection with the Annual Meeting.
Additionally, on July 29, 2022, the Company adopted the sixth amended and restated bylaws (the “Amended and Restated Bylaws”), to specify the procedures for and limitations on stockholder-requested special meetings.
The Amended and Restated Bylaws require that any stockholder request to call a special meeting of stockholders must include certain specified information including, but not limited to, (i) a description of the business proposed to be conducted at the special meeting and the text of any such business or proposal, (ii) documentary evidence that such requesting stockholders own not less than 25% of the common stock of the Company as of the date of the request, and (iii) certain specified information, representations, and agreements required with respect to any director nominations or other business proposed to be presented at the special meeting.
The Amended and Restated Bylaws provide that, when determining the 25% ownership threshold, a stockholder will be deemed to own only those shares of common stock where such person possesses both (i) the full voting and investment rights pertaining to such shares and (ii) the full economic interest in such shares, less any shares (1) sold in a transaction that has not been settled or closed, (2) borrowed for any purposes or purchased pursuant to an agreement to resell, or (3) subject to a derivative or similar agreement that would have the purpose or effect of reducing the full voting rights of such shares or hedging, offsetting or altering the full economic ownership of such shares.
The Amended and Restated Bylaws include certain procedural requirements that the board of directors of the Company (the “Board”) believes are appropriate to avoid duplicative or unnecessary special meetings. Under these provisions, a special meeting request would not be valid if it (i) relates to any item of business that (1) is the same as, or substantially similar to, any item of business that stockholders of the Company voted on at a meeting of stockholders that occurred within 120 days preceding the date of the special meeting request, or (2) is not a proper subject for stockholder action under applicable law, (ii) is received by the Company less than 90 days before the earlier of (1) the date of the Company’s next annual meeting of stockholders, to the extent such date has been publicly announced by the Company prior to the date of the special meeting request, and (2) the first anniversary of the preceding year’s annual meeting of stockholders, or (iii) does not comply with the requirements pertaining to special meeting requests set forth in the Company’s bylaws.
The Amended and Restated Bylaws provide that, if stockholders who requested a special meeting revoke the request or cease to own 25% of the outstanding shares of common stock, then such stockholders will be deemed to have withdrawn such special meeting request and the Board will have the discretion to determine whether or not to proceed with the special meeting, and there will be no requirement for the Board to call, or for the Company to hold, such special meeting.
The Amended and Restated Bylaws require that the business to be transacted at a stockholder-requested special meeting be limited to the purpose(s) stated in the stockholder meeting request received by the Company and any additional matters that the Board determines to include in the Company’s notice for such special meeting.
The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on July 27, 2022. The final voting results for each matter submitted to a vote of stockholders are set forth below.

Proposal 1: Election of Directors
Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Horacio D. Rozanski	110,840,439	661,088	45,261	8,664,436
Mark Gaumond	109,476,856	2,015,098	54,834	8,664,436
Gretchen W. McClain	109,971,814	1,521,476	53,498	8,664,436
Melody C. Barnes	110,494,809	999,234	52,745	8,664,436
Ellen Jewett	111,316,649	176,640	53,499	8,664,436
Arthur E. Johnson	109,789,961	1,701,096	55,731	8,664,436
Charles O. Rossotti	109,001,388	2,488,919	56,481	8,664,436

Proposal 2:    The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

For	117,503,309
Against	2,667,129
Abstained	40,786

Proposal 3:    A non-binding advisory vote on the compensation program for the Company's named executive officers, as disclosed in the Compensation Discussion and Analysis section of the proxy statement.

For	109,980,428
Against	1,470,931
Abstained	95,429
Broker Non-Votes	8,664,436

Proposal 4:    The approval of the adoption of the Sixth Amended and Restated Certificate of Incorporation to permit stockholders who hold not less than 25% of the outstanding shares of common stock of the Company to call special meetings.

For	101,053,224
Against	998,500
Abstained	9,495,064
Broker Non-Votes	8,664,436

Proposal 5:    A non-binding advisory vote on a stockholder proposal.

For	50,471,269
Against	60,972,207
Abstained	103,312
Broker Non-Votes	8,664,436

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Sixth Amended and Restated Certificate of Incorporation of Booz Allen Hamilton Holding Corporation

3.2	Sixth Amended and Restated Bylaws of Booz Allen Hamilton Holding Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Jacob D. Bernstein
Jacob D. Bernstein
Vice President, Deputy General Counsel and Secretary
Date: August 2, 2022